                                                                    EXHIBIT 99.1

                             JOINT FILER INFORMATION

                            Other Reporting Person(s)

1. ESL PARTNERS, L.P.

   Item                                   Information

   Name:                                  ESL Partners, L.P.

   Address:                               1170 Kane Concourse, Suite 200, Bay
                                          Harbor Islands, FL 33154

   Designated Filer:                      Edward S. Lampert

   Date of Event Requiring Statement      December 4, 2015
   (Month/Day/Year):

   Issuer Name and Ticker or Trading      Sears Hometown and Outlet Stores, Inc.
   Symbol:                                [SHOS]

   Relationship of Reporting Person(s)    10% Owner
   to Issuer:

   If Amendment, Date Original Filed      Not Applicable
   (Month/Day/Year):

   Individual or Joint/Group Filing:      Form filed by More than One Reporting
                                          Person

   Signature:                             By:    RBS Partners, L.P.
                                          Its:   General Partner

                                          By:    ESL Investments, Inc.
                                          Its:   General Partner

                                          By:     /s/ Edward S. Lampert
                                                  ------------------------------
                                          Name:  Edward S. Lampert
                                          Title: Chief Executive Officer
                                          Date:  December 8, 2015

2. RBS PARTNERS, L.P.

   Item                                   Information

   Name:                                  RBS Partners, L.P.

   Address:                               1170 Kane Concourse, Suite 200, Bay
                                          Harbor Islands, FL 33154

   Designated Filer:                      Edward S. Lampert

   Date of Event Requiring Statement      December 4, 2015
   (Month/Day/Year):

   Issuer Name and Ticker or Trading      Sears Hometown and Outlet Stores, Inc.
   Symbol:                                [SHOS]

   Relationship of Reporting Person(s)    10% Owner
   to Issuer:

   If Amendment, Date Original Filed      Not Applicable
   (Month/Day/Year):

   Individual or Joint/Group Filing:      Form filed by More than One Reporting
                                          Person

   Signature:                             By:    ESL Investments, Inc.
                                          Its:   General Partner

                                          By:    /s/ Edward S. Lampert
                                                 ---------------------
                                          Name:  Edward S. Lampert
                                          Title: Chief Executive Officer
                                          Date:  December 8, 2015

3. ESL INVESTMENTS, INC.

   Item                                   Information

   Name:                                  ESL Investments, Inc.

   Address:                               1170 Kane Concourse, Suite 200, Bay
                                          Harbor Islands, FL 33154

   Designated Filer:                      Edward S. Lampert

   Date of Event Requiring Statement      December 4, 2015
   (Month/Day/Year):

   Issuer Name and Ticker or Trading      Sears Hometown and Outlet Stores, Inc.
   Symbol:                                [SHOS]

   Relationship of Reporting Person(s)    10% Owner
   to Issuer:

   If Amendment, Date Original Filed      Not Applicable
   (Month/Day/Year):

   Individual or Joint/Group Filing:      Form filed by More than One Reporting
                                          Person

   Signature:
                                          By:      /s/ Edward S. Lampert
                                                   ---------------------
                                          Name:    Edward S. Lampert
                                          Title:   Chief Executive Officer
                                          Date:    December 8, 2015